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[ABN AMRO ASSET MANAGEMENT LOGO]


                                 ABN AMRO FUNDS

                      ABN AMRO BOND FUND -- CLASS N SHARES

                         SUPPLEMENT DATED JULY 10, 2006
                    TO THE PROSPECTUS AS DATED MARCH 1, 2006

THIS SUPPLEMENT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

         The following information replaces the information in the Calendar Year Total Return section for the ABN AMRO BOND FUND (the "Fund") found on page 21 of the Class N Shares prospectus.

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

                           CALENDAR YEAR TOTAL RETURN

                               [PERFORMANCE CHART]

                             1996            3.84%
                             1997            8.98%
                             1998            7.69%
                             1999           (0.43%)
                             2000           10.85%
                             2001            7.46%
                             2002            6.66%
                             2003            3.89%
                             2004            4.58%
                             2005            1.36%


                        Best Quarter:    9/01     4.09%
                        Worst Quarter:   6/04    -2.54%


                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.

         For more information, please call ABN AMRO Funds: 800 992-8151 or visit our Web site at www.abnamrofunds.com

                                                                 ABN N supp b706